Exhibit 10.56

Amendment to
“The Sale and Lease Agreement” dated as January 31, 2002 with
Shanghai Ding Hong Electronic Co., Ltd
Ref: LE-0402

Party A: SHANGHAI KAI HONG ELECTRONIC COMPANY, LIMITED
Address: East of Chen Chun Road, XinQiao Town, SongJing District, Shanghai, P.R.C..

Party B: SHANGHAI DING HONG ELECTRONIC EQUIPMENT LIMITED
Address: No.999, Chen Chun Road, XinQiao Town, SongJiang District, Shanghai,P.R.C..

Whereas:
Party A and Party B have entered into the following “Amendment” to the original agreement of “The Sale and Leasing Agreement”, dated as January 31, 2002 on the lease of the Factory Building and relevant facilities (hereinafter refer to as "Building B") of which stipulating the lease term of Building B of 15 year term and the monthly rental of US$17,541.

Based on the current facts, the parties herein enter into the Supplementary Agreement on the lease of the #4B building and the #5B building of Building B as below after negotiation:

1.	The parties agree that the lease of the #4B and the #5B building of Building B shall be terminated on the date of September 30, 2004.

2.	Up to the date of the above termination, Party A shall have paid all rental due for the #4B and the #5B. And from the day of October 1 2004. The rental for the #4B and the #5B shall be deducted from the total monthly rental of Building B. The specific figures are as below:
The gross area of the #4 of Building B is 440 square meters, and the monthly rental is US$4.12 per square meter and for a total of US$1,812.80.
The gross area of the #5 of Building B is 750 square meters, and the monthly rental is US$2.57 per square meter and for a total of US$1,927.50.
The total monthly rental for the #4B and the #5B of the Building B shall be US$3,740.30.

1

Therefore the rental for Building B from the day of October 1 2004 shall be US$13,800.7 after deduction of the rental for the #4B and the #5B of building B.
3.	Party B agrees to return the deposit amounted as US$ 3,740.30 to Party A.
4.	This supplementary agreement shall constitute the part of the entire Lease Agreement and shall have the same effectiveness as the entire Lease Agreement. Other matters not contained in the supplementary agreement shall be subject to the Lease Agreement.
5.	The supplementary is made two originals and each party will hold one original.
6.	The supplementary agreement shall become effective after signature.

Party A: SHANGHAI KAI HONG ELECTRONIC COMPANY, LIMITED
Date:

Party B: SHANGHAI DING HONG ELECTRONIC EQUIPMENT LIMITED
Date:

2